UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 13, 2005

Date of Report (Date of earliest event reported)

IDS Managed Futures, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-16515	061189438
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification Number)

550 W. Jackson Blvd.

Suite 1300

Chicago, IL 60661

(Address of principal executive
offices)

(Zip Code)

(312) 788-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Moratorium on Operations of Fund’s Foreign Currency Broker

On October 13, 2005, Refco Inc., the ultimate parent of Refco Commodity Management, Inc., one of the general partners of IDS Managed Futures, L.P. (the “Fund”), announced that the liquidity within Refco Capital Markets, Ltd., the Fund’s foreign currency broker (the “Foreign Currency Broker”), was no longer sufficient to continue operations and that it had imposed a 15 day moratorium on all activities of the Foreign Currency Broker to protect the value of that enterprise.  Attached as Exhibit 99.1 to this Form 8-K, and incorporated herein by reference, is a Notice to Investors discussing these events that was distributed by the Fund on October 18, 2005.

Refco, Inc. and certain of its subsidiaries, including the Foreign Currency Broker, have filed for bankruptcy protection.  Attached as Exhibit 99.2 to this Form 8-K, and incorporated herein by reference, is a Notice to Investors dated October 18, 2005 discussing this event that was distributed by the Fund on October 18, 2005.

Item 9.01.  Financial Statements and Exhibits

(d)          Exhibits

99.1         Notice to Investors.

99.2         Notice to Investors dated October 18, 2005

This Current Report on Form 8-K, including the documents incorporated by reference herein, contains forward-looking statements within the meaning of Section 21A of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of the 1995.  In this Current Report on Form 8-K, including the documents incorporated by reference herein, all statements other than statements of historical fact are forward looking statements that involve risks and uncertainties and actual results could differ.  These forward-looking statements are based on assumptions that we have made in light of our experience and on our perceptions of historical events, current conditions, expected future developments and other factors we believe are appropriate under the circumstances.  Although we believe that these forward-looking statements have a reasonable basis, you should be aware that numerous factors, including the outcome of Refco Inc.’s Audit Committee’s investigation; its ability to obtain financing arrangement or alternatives; changes in domestic and international market conditions; competition; its ability to attract and retain customers; its relationships with introducing brokers; retention of its management team; its ability to manage its growth or integrate future acquisitions, its exposure to significant credit risks with respect to its customers, international operations and exchange membership requirements, the effectiveness of compliance and risk management methods, potential litigation or investigations, employee or introducing broker misconduct or errors, reputational harm, and changes in capital requirements, could cause actual results to differ materially from our expectations.  Because of these factors, we caution that you should no place undue reliance on any of our forward-looking statements.  Further, any forward looking statement speaks only as of today.  It is impossible for us to predict how new events or developments may affect us.  We disclaim any intention or obligation to update or revise any forward-looking statements, either to reflect new information or developments or for any other reason

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDS Managed Futures, L.P.
(Registrant)

/s/ Richard C. Butt
Name: Richard C. Butt
Title: President of Refco Commodity
Date:	October 18, 2005	Management, Inc., one of the General
Partners of the Registrant